UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 5, 2018 (October 26, 2018)

EVERTEC, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico (State or other jurisdiction of incorporation or organization)	001-35872 (Commission file number)	66-0783622 (I.R.S. employer identification number)

Cupey Center Building, Road 176 Kilometer 1.3, San Juan, Puerto Rico (Address of principal executive offices)		00926 (Zip Code)
(787) 759-9999
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends and supplements the Current Report on Form 8-K filed by EVERTEC, Inc. (the “Company”) with the Securities and Exchange Commission on October 29, 2018 (the “Original Form 8-K”), to disclose the compensation payable to Joaquin Castrillo in connection with his appointment as Executive Vice President and Chief Financial Officer of the Company. Other than as specifically set forth in this Amendment No. 1, no other modification to the Original Form 8-K is being made. The information previously reported in or filed with the Original Form 8-K is hereby incorporated by reference into this Amendment No. 1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2018, the Company announced the appointment of Joaquin Castrillo as the Company’s Executive Vice President and Chief Financial Officer. Mr. Castrillo’s appointment was reported under Item 5.02 of the Original Form 8-K. At the time of the filing of the Original Form 8-K, Mr. Castrillo’s compensatory arrangements in connection with his appointment had not yet been determined.

In connection with his appointment, on November 5, 2018, the Company approved a new compensation arrangement for Mr. Castrillo. Mr. Castrillo will receive a cash bonus for his service as interim Chief Financial Officer in the amount of $17,594. Mr. Castrillo’s salary was increased to $285,000. He will also be eligible for an annual cash incentive award with a target of 75% of his base salary (pro-rated for the partial calendar year) and for participation in our long term equity incentive program.  Mr. Castrillo will be entitled to participate in the employee benefit plans, policies, practices and arrangements generally made available to other executives of the Company, in addition to certain club membership, car and car insurance benefits in accordance with Company policies.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc.
(Registrant)

Date: November 5, 2018	By:	/s/ Luis A. Rodríguez
Name: Luis A. Rodríguez
Title: Executive Vice President & General Counsel